Exhibit 99.1

TE Connectivity Reports Second Quarter 2017 Financial Results

Sales grow 9 percent, 8 percent organically, with profits setting a second quarter record;

Company raises full-year guidance for sales and earnings

SCHAFFHAUSEN, Switzerland — April 26, 2017 — TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal second quarter that ended March 31, 2017.

Second Quarter Highlights

•                  Net sales were $3.2 billion, up 9 percent overall and 8 percent organically, from second quarter of 2016;

•                  Orders were $3.4 billion, up 20 percent organically from the prior year, with a book-to-bill ratio of 1.04;

•                  Diluted earnings per share from continuing operations were $1.13, up 7 percent from second quarter 2016;

•                  Adjusted earnings per share were $1.19, up 32 percent over the same period in 2016;

•                  Cash flow from continuing operating activities was $521 million, with free cash flow of $387 million, and $234 million returned to shareholders.

Second Quarter Results

For the second quarter, the company reported net sales of $3.2 billion, with organic sales growth of 8 percent year-over-year. Diluted earnings per share (EPS) from continuing operations (GAAP EPS) were $1.13 and adjusted EPS were $1.19, both record second quarter results for the company. Cash flow from continuing operating activities was $521 million, and free cash flow was $387 million. The company returned $234 million to shareholders in the quarter through dividends and share repurchases. Orders for the quarter totaled $3.4 billion, up 20 percent organically from the prior year.  Excluding the company’s SubCom business, which saw significant year-over-year order growth in the quarter due to program timing, second quarter orders grew 15 percent organically over 2016.

“We are very pleased with our strong second quarter performance, which reflects broad strength across all businesses and regions, continued progress on our strategic priorities, and execution by our teams around the world.” said TE Connectivity Chief Executive Officer Terrence Curtin. “Our results — including organic sales growth of 8 percent and record earnings — were above our prior guidance and driven by adjusted operating margin expansion in our Industrial and Communications segments.

“We are raising our full-year guidance due to our strong performance and expected organic growth across all of our segments. For the full fiscal year, we expect organic sales growth of 6 percent and adjusted earnings per share of $4.62 at the midpoint, a 17 percent increase over last year. This guidance reflects the benefits of our global market leadership, a portfolio focused on harsh environment applications and confidence in our teams as they execute against our business model.”

2017 Outlook

For the fiscal third quarter of 2017, the company expects net sales of $3.2 billion to $3.3 billion, reflecting an increase of 4 percent on an as reported basis and 5 percent organically, year over year at the midpoint. GAAP EPS are expected to be $1.08 to $1.12, including net restructuring, acquisition-related and other charges of $0.06. TE expects adjusted EPS of $1.14 to $1.18 which represents a 7 percent improvement at the mid-point versus the third quarter of 2016.

For the full year, the company expects net sales of $12.6 to $12.8 billion, reflecting 6 percent growth at the mid-point versus the prior year, excluding the additional week in fiscal year 2016. GAAP EPS are expected to be $4.39 to $4.47 including net restructuring, acquisition-related and other charges of $0.33 and a tax related benefit of $0.14. TE expects adjusted EPS of $4.58 to $4.66, reflecting 17 percent growth at the mid-point compared to 2016, when excluding the additional week.

Information about TE Connectivity’s use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures, see the attached tables.

Chief Executive Officer Transition

In early March 2017, Terrence Curtin succeeded Tom Lynch as the company’s chief executive officer, following the company’s annual general meeting of shareholders. Lynch is continuing as executive chairman of TE’s board of directors.

Conference Call and Webcast

The company will hold a conference call today beginning at 8:30 a.m. ET. The dial-in information is provided here:

•                  At TE Connectivity’s website: http://investors.te.com.

•                  By telephone: For both “listen-only” participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (800) 230-1059, and for international callers, the dial-in number is (612) 234-9960.

•                  An audio replay of the conference call will be available beginning at 10:30 a.m. ET on April 26, 2017, and ending at 11:59 p.m. ET on May 3, 2017. The dial-in number for participants in the United States is (800) 475-6701. For participants outside the United States, the dial-in number is (320) 365-3844. The replay access code for all callers is 421540.

About TE Connectivity

TE Connectivity (NYSE: TEL) is a $12 billion global technology leader. Our commitment to innovation enables advancements in transportation, industrial applications, medical technology, energy, data communications, and the home. TE’s unmatched breadth of connectivity and sensor solutions, proven in the harshest of environments, helps build a safer, greener, smarter and more connected world. With 75,000 people — including more than 7,000 engineers — working alongside customers in nearly 150 countries, we help ensure that EVERY CONNECTION COUNTS — www.TE.com

Non-GAAP Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

•                  Organic Net Sales Growth — represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

•                  Adjusted Operating Income and Adjusted Operating Margin — represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these measures to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.

•                  Adjusted Other Income, Net — represents net other income (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

•                  Adjusted Income Tax Expense — represents income tax expense (the most comparable GAAP financial measure) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any.

•                  Adjusted Income from Continuing Operations — represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

•                  Adjusted Earnings Per Share — represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

•                  Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week — represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week is estimated using an average weekly sales figure for the last month of the fiscal year.

•                  Free Cash Flow (FCF) — is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations.

Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures.

Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments.

In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation.  More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2016 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

# # #

Contacts:	Media Relations:	Investor Relations:
	B.J. Talley	Sujal Shah
	TE Connectivity	TE Connectivity
	610-893-9553	610-893-9790
	bj.talley@te.com	sujal.shah@te.com

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 31,	March 25,	March 31,	March 25,
	2017	2016	2017	2016
	(in millions, except per share data)
Net sales	$3,227	$2,952	$6,290	$5,785
Cost of sales	2,119	1,990	4,117	3,878
Gross margin	1,108	962	2,173	1,907
Selling, general, and administrative expenses	412	367	784	707
Research, development, and engineering expenses	162	156	320	318
Acquisition and integration costs	2	3	4	8
Restructuring and other charges (credits), net	59	(99)	106	(59)
Operating income	473	535	959	933
Interest income	6	4	11	10
Interest expense	(32)	(32)	(63)	(62)
Other income (expense), net	(2)	12	(2)	20
Income from continuing operations before income taxes	445	519	905	901
Income tax expense	(39)	(130)	(93)	(188)
Income from continuing operations	406	389	812	713
Income (loss) from discontinued operations, net of income taxes	(1)	(9)	2	20
Net income	$405	$380	$814	$733

Basic earnings per share:
Income from continuing operations	$1.14	$1.07	$2.28	$1.90
Income (loss) from discontinued operations	—	(0.02)	0.01	0.05
Net income	1.14	1.04	2.29	1.95

Diluted earnings per share:
Income from continuing operations	$1.13	$1.06	$2.26	$1.88
Income (loss) from discontinued operations	—	(0.02)	0.01	0.05
Net income	1.13	1.03	2.27	1.93

Dividends paid per common share	$0.37	$0.33	$0.74	$0.66

Weighted-average number of shares outstanding:
Basic	356	364	356	375
Diluted	359	368	359	379

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 31,	September 30,
	2017	2016
	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$773	$647
Accounts receivable, net of allowance for doubtful accounts of $18 and $17, respectively	2,244	2,046
Inventories	1,660	1,596
Prepaid expenses and other current assets	469	486
Total current assets	5,146	4,775
Property, plant, and equipment, net	3,046	3,052
Goodwill	5,382	5,492
Intangible assets, net	1,768	1,879
Deferred income taxes	2,280	2,111
Other assets	434	299
Total Assets	$18,056	$17,608

Liabilities and Shareholders’ Equity
Current liabilities:
Short-term debt	$879	$331
Accounts payable	1,226	1,090
Accrued and other current liabilities	1,701	1,437
Deferred revenue	129	208
Total current liabilities	3,935	3,066
Long-term debt	3,073	3,739
Long-term pension and postretirement liabilities	1,474	1,502
Deferred income taxes	197	207
Income taxes	276	247
Other liabilities	348	362
Total Liabilities	9,303	9,123
Commitments and contingencies
Shareholders’ equity:
Common shares, CHF 0.57 par value, 382,835,381 shares authorized and issued	168	168
Contributed surplus	1,147	1,801
Accumulated earnings	9,661	8,682
Treasury shares, at cost, 27,525,920 and 27,554,005 shares, respectively	(1,639)	(1,624)
Accumulated other comprehensive loss	(584)	(542)
Total Shareholders’ Equity	8,753	8,485
Total Liabilities and Shareholders’ Equity	$18,056	$17,608

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 31,	March 25,	March 31,	March 25,
	2017	2016	2017	2016
	(in millions)
Cash Flows From Operating Activities:
Net income	$405	$380	$814	$733
(Income) loss from discontinued operations, net of income taxes	1	9	(2)	(20)
Income from continuing operations	406	389	812	713
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	152	144	312	290
Deferred income taxes	(49)	6	(118)	(52)
Provision for losses on accounts receivable and inventories	5	2	9	23
Share-based compensation expense	23	21	47	43
Gain on divestiture	—	(146)	—	(146)
Other	8	34	12	43
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(185)	(228)	(215)	9
Inventories	(10)	38	(69)	(61)
Prepaid expenses and other current assets	1	286	32	302
Accounts payable	84	15	148	(16)
Accrued and other current liabilities	83	(8)	13	(138)
Deferred revenue	(24)	1	(83)	(70)
Income taxes	5	(424)	33	(396)
Other	22	26	(8)	3
Net cash provided by continuing operating activities	521	156	925	547
Net cash used in discontinued operating activities	—	(1)	—	(2)
Net cash provided by operating activities	521	155	925	545
Cash Flows From Investing Activities:
Capital expenditures	(159)	(131)	(289)	(270)
Proceeds from sale of property, plant, and equipment	4	—	8	1
Acquisition of business, net of cash acquired	—	(6)	—	(6)
Proceeds from divestiture of business, net of cash retained by business sold	—	261	—	261
Other	12	12	(16)	29
Net cash provided by (used in) investing activities	(143)	136	(297)	15
Cash Flows From Financing Activities:
Net increase (decrease) in commercial paper	(172)	150	(162)	150
Proceeds from issuance of debt	89	350	89	350
Repayment of debt	—	(500)	—	(500)
Proceeds from exercise of share options	39	27	64	61
Repurchase of common shares	(105)	(1,274)	(198)	(2,523)
Payment of common share dividends to shareholders	(131)	(118)	(263)	(245)
Other	(3)	(3)	(22)	(32)
Net cash used in continuing financing activities	(283)	(1,368)	(492)	(2,739)
Net cash provided by discontinued financing activities	—	1	—	2
Net cash used in financing activities	(283)	(1,367)	(492)	(2,737)
Effect of currency translation on cash	13	3	(10)	(2)
Net increase (decrease) in cash and cash equivalents	108	(1,073)	126	(2,179)
Cash and cash equivalents at beginning of period	665	2,223	647	3,329
Cash and cash equivalents at end of period	$773	$1,150	$773	$1,150

Supplemental Cash Flow Information:
Interest paid	$26	$20	$66	$62
Income taxes paid, net of refunds	81	547	177	635

TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 31,	March 25,	March 31,	March 25,
	2017	2016	2017	2016
	(in millions)
Net cash provided by continuing operating activities	$521	$156	$925	$547
Excluding:
Payments related to pre-separation U.S. tax matters, net	—	139	—	140
Payments related to income taxes on the sale of the Broadband Network Solutions business	—	2	—	9
Cash (collected) paid pursuant to collateral requirements related to cross currency swaps	21	43	(39)	19
Capital expenditures, net	(155)	(131)	(281)	(269)
Free cash flow (1)	$387	$209	$605	$446

(1) Free cash flow is a non-GAAP measure. See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 31,	March 25,	March 31,	March 25,
	2017	2016	2017	2016
	($ in millions)
	Net Sales	Net Sales	Net Sales	Net Sales
Transportation Solutions	$1,755	$1,608	$3,430	$3,115
Industrial Solutions	853	738	1,648	1,447
Communications Solutions	619	606	1,212	1,223
Total	$3,227	$2,952	$6,290	$5,785

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income	Margin	Income	Margin	Income	Margin
Transportation Solutions	$300	17.1%	$289	18.0%	$643	18.7%	$550	17.7%
Industrial Solutions	86	10.1	63	8.5	153	9.3	129	8.9
Communications Solutions	87	14.1	183	30.2	163	13.4	254	20.8
Total	$473	14.7%	$535	18.1%	$959	15.2%	$933	16.1%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$333	19.0%	$305	19.0%	$701	20.4%	$585	18.8%
Industrial Solutions	108	12.7	84	11.4	198	12.0	162	11.2
Communications Solutions	94	15.2	51	8.4	172	14.2	137	11.2
Total	$535	16.6%	$440	14.9%	$1,071	17.0%	$884	15.3%

(1) Adjusted operating income and adjusted operating margin are non-GAAP measures. See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (UNAUDITED)

	Change in Net Sales for the Quarter Ended March 31, 2017
	versus Net Sales for the Quarter Ended March 25, 2016
	Net		Organic Net			Acquisitions
	Sales Growth		Sales Growth (1)		Translation (2)	(Divestiture)
	($ in millions)
Transportation Solutions (3):
Automotive	$94	7.7%	$112	9.3%	$(18)	$—
Commercial transportation	40	19.2	44	21.0	(4)	—
Sensors	13	7.0	6	3.5	(3)	10
Total	147	9.1	162	10.1	(25)	10
Industrial Solutions (3):
Industrial equipment	110	35.7	14	4.4	(8)	104
Aerospace, defense, oil, and gas	(5)	(1.8)	(1)	(0.3)	(5)	1
Energy	10	6.4	11	7.0	(1)	—
Total	115	15.6	24	3.3	(14)	105
Communications Solutions (3):
Data and devices	(26)	(10.0)	14	4.9	(6)	(34)
Subsea communications	21	10.5	21	10.5	—	—
Appliances	18	12.2	21	14.1	(3)	—
Total	13	2.1	56	9.2	(9)	(34)
Total	$275	9.3%	$242	8.2%	$(48)	$81

	Change in Net Sales for the Six Months Ended March 31, 2017
	versus Net Sales for the Six Months Ended March 25, 2016
	Net		Organic Net			Acquisitions
	Sales Growth		Sales Growth (1)		Translation (2)	(Divestiture)
	($ in millions)
Transportation Solutions (3):
Automotive	$229	9.7%	$256	10.9%	$(27)	$—
Commercial transportation	67	17.0	73	18.5	(6)	—
Sensors	19	5.2	4	1.2	(6)	21
Total	315	10.1	333	10.7	(39)	21
Industrial Solutions (3):
Industrial equipment	204	34.2	16	2.6	(10)	198
Aerospace, defense, oil, and gas	(5)	(1.0)	1	0.2	(7)	1
Energy	2	0.6	6	1.9	(4)	—
Total	201	13.9	23	1.6	(21)	199
Communications Solutions (3):
Data and devices	(59)	(11.3)	17	3.3	(6)	(70)
Subsea communications	12	2.8	12	2.8	—	—
Appliances	36	13.0	42	14.2	(6)	—
Total	(11)	(0.9)	71	5.8	(12)	(70)
Total	$505	8.7%	$427	7.5%	$(72)	$150

(1) Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this release.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 31, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$300	$—	$33	$—	$333
Industrial Solutions	86	3	19	—	108
Communications Solutions	87	—	7	—	94
Total	$473	$3	$59	$—	$535

Operating Margin	14.7%				16.6%

Other Expense, Net	$(2)	$—	$—	$—	$(2)

Income Tax Expense	$(39)	$—	$(17)	$(22)	$(78)

Income from Continuing Operations	$406	$3	$42	$(22)	$429

Diluted Earnings per Share from Continuing Operations	$1.13	$0.01	$0.12	$(0.06)	$1.19

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Income tax benefits associated with the tax impacts of certain intercompany transactions.

(3) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 25, 2016

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Tax	Adjusted
	U.S. GAAP	Charges (1)	(Credits), Net (1)(2)	Items	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$289	$1	$15	$—	$305
Industrial Solutions	63	3	18	—	84
Communications Solutions	183	—	(132)	—	51
Total	$535	$4	$(99)	$—	$440

Operating Margin	18.1%				14.9%

Other Income, Net	$12	$—	$—	$—	$12

Income Tax Expense	$(130)	$(1)	$35	$3	$(93)

Income from Continuing Operations	$389	$3	$(64)	$3	$331

Diluted Earnings per Share from Continuing Operations	$1.06	$0.01	$(0.17)	$0.01	$0.90

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes the gain on the divestiture of our Circuit Protection Devices business.

(3) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 31, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$643	$1	$57	$—	$701
Industrial Solutions	153	5	40	—	198
Communications Solutions	163	—	9	—	172
Total	$959	$6	$106	$—	$1,071

Operating Margin	15.2%				17.0%

Other Expense, Net	$(2)	$—	$—	$—	$(2)

Income Tax Expense	$(93)	$(1)	$(30)	$(52)	$(176)

Income from Continuing Operations	$812	$5	$76	$(52)	$841

Diluted Earnings per Share from Continuing Operations	$2.26	$0.01	$0.21	$(0.14)	$2.34

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards.

(3) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 25, 2016

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Tax	Adjusted
	U.S. GAAP	Charges (1)	(Credits), Net (1)(2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$550	$4	$31	$—	$585
Industrial Solutions	129	6	27	—	162
Communications Solutions	254	—	(117)	—	137
Total	$933	$10	$(59)	$—	$884

Operating Margin	16.1%				15.3%

Other Income, Net	$20	$—	$—	$—	$20

Income Tax Expense	$(188)	$(3)	$23	$(25)	$(193)

Income from Continuing Operations	$713	$7	$(36)	$(25)	$659

Diluted Earnings per Share from Continuing Operations	$1.88	$0.02	$(0.09)	$(0.07)	$1.74

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes the gain on the divestiture of our Circuit Protection Devices business.

(3) Includes income tax benefits related to deferred tax assets recognized in connection with the sale of the Circuit Protection Devices business.

(4) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 24, 2016

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)(2)	Charges, Net (2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$297	$2	$21	$—	$320
Industrial Solutions	95	16	1	—	112
Communications Solutions	60	—	9	—	69
Total	$452	$18	$31	$—	$501

Operating Margin	14.5%				16.1%

Other Expense, Net	$(651)	$—	$—	$650	$(1)

Income Tax (Expense) Benefit	$1,019	$(3)	$(10)	$(1,086)	$(80)

Income from Continuing Operations	$791	$15	$21	$(436)	$391

Diluted Earnings per Share from Continuing Operations	$2.19	$0.04	$0.06	$(1.21)	$1.08

(1) Includes $11 million of acquisition and integration costs and $7 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(4) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 30, 2016

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Tax	Adjusted
	U.S. GAAP	Charges (1)(2)	(Credits), Net (2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$1,191	$9	$46	$—	$1,246
Industrial Solutions	343	23	31	—	397
Communications Solutions	368	—	(75)	—	293
Total	$1,902	$32	$2	$—	$1,936

Operating Margin	15.5%				15.8%

Other Income (Expense), Net	$(632)	$—	$—	$650	$18

Income Tax (Expense) Benefit	$779	$(7)	$(2)	$(1,111)	$(341)

Income from Continuing Operations	$1,941	$25	$—	$(461)	$1,505

Diluted Earnings per Share from Continuing Operations	$5.26	$0.07	$—	$(1.25)	$4.08

(1) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(4) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

IMPACT OF ADDITIONAL WEEK (UNAUDITED)

For the Year Ended September 30, 2016

	Fiscal 2016				Change in Net Sales for Fiscal 2016 versus Net Sales for Fiscal 2015			Change in Organic Net Sales for Fiscal 2016 versus Organic Net Sales for Fiscal 2015 (2)
		Adjustment				Adjustment			Adjustment
	53 Weeks	Impact of	52 Weeks		53 Weeks	Impact of	52 Weeks	53 Weeks	Impact of	52 Weeks
	U.S. GAAP	53rd Week	(Non-GAAP) (1)(2)	Fiscal 2015	U.S. GAAP	53rd Week	(Non-GAAP) (1)(2)	(Non-GAAP) (2)	53rd Week	(Non-GAAP) (1)(2)
	($ in millions)
Net Sales:
Transportation Solutions
Automotive	$4,912	$(102)	$4,810	$4,780	2.8%	(2.2)%	0.6%	5.6%	(2.2)%	3.4%
Commercial transportation	825	(15)	810	820	0.6	(1.8)	(1.2)	2.6	(1.8)	0.8
Sensors	766	(13)	753	751	2.0	(1.7)	0.3	3.1	(1.7)	1.4
Total	6,503	(130)	6,373	6,351	2.4	(2.1)	0.3	4.9	(2.1)	2.8
Industrial Solutions
Industrial equipment	1,419	(32)	1,387	1,323	7.3	(2.5)	4.8	(5.2)	(2.1)	(7.3)
Aerospace, defense, oil, and gas	1,100	(20)	1,080	1,151	(4.4)	(1.8)	(6.2)	(3.8)	(1.7)	(5.5)
Energy	696	(13)	683	705	(1.3)	(1.8)	(3.1)	3.6	(1.9)	1.7
Total	3,215	(65)	3,150	3,179	1.1	(2.0)	(0.9)	(2.8)	(1.9)	(4.7)
Communications Solutions
Data and devices	1,020	(21)	999	1,357	(24.8)	(1.6)	(26.4)	(17.8)	(1.7)	(19.5)
Subsea communications	885	(11)	874	709	24.8	(1.5)	23.3	24.8	(1.3)	23.5
Appliances	615	(11)	604	637	(3.5)	(1.7)	(5.2)	(1.8)	(1.9)	(3.7)
Total	2,520	(43)	2,477	2,703	(6.8)	(1.6)	(8.4)	(1.6)	(1.7)	(3.3)
Total	$12,238	$(238)	$12,000	$12,233	—%	(1.9)%	(1.9)%	1.5%	(2.0)%	(0.5)%

		Adjustments				Adjustment
		Acquisition	Restructuring
		Related	and Other		53 Weeks	Impact of	52 Weeks
	U.S. GAAP	Charges (3)	Charges, Net	Tax Items (4)	(Non-GAAP) (2)	53rd Week	(Non-GAAP) (1)(2)
	($ in millions, except per share data)
Operating Income	$1,902	$32	$2	$—	$1,936	$(55)	$1,881

Operating Margin	15.5%				15.8%		15.7%

Diluted Earnings per Share from Continuing Operations	$5.26	$0.07	$—	$(1.25)	$4.08	$(0.13)	$3.95

(1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

(2) See description of non-GAAP measures contained in this release.

(3) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of April 26, 2017

(UNAUDITED)

Outlook for
Quarter Ending
June 30,
2017
Diluted earnings per share from continuing operations (GAAP)	$1.08 - $1.12
Restructuring and other charges, net	0.05
Acquisition related charges	0.01
Adjusted diluted earnings per share from continuing operations (non-GAAP) (1)	$1.14 - $1.18

Net sales growth (GAAP)	2 - 6%
Translation	2
(Acquisitions) divestitures, net	(1)
Organic net sales growth (non-GAAP) (1)	3 - 7%

Outlook for
Fiscal 2017
Diluted earnings per share from continuing operations (GAAP)	$4.39 - $4.47
Restructuring and other charges, net	0.30
Acquisition related charges	0.03
Tax items	(0.14)
Adjusted diluted earnings per share from continuing operations (non-GAAP) (1)	$4.58 - $4.66

Net sales growth (GAAP)	3 - 5%
Impact of additional week in fiscal 2016	2
Net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (1)	5 - 7%
Translation	2
(Acquisitions) divestitures, net	(2)
Organic net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (1)	5 - 7%

(1) See description of non-GAAP measures contained in this release.